UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

Green Brick Partners, Inc.

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(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)
2805 Dallas Pkwy	,	Ste 400
Plano	,	TX	75093	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Expansion of Trophy Signature Homes into Houston Market

Green Brick Partners, Inc. (the “Company”) plans to expand the business of Trophy Signature Homes, LLC, a wholly owned subsidiary of the Company (“Trophy Signature Homes”), into Houston, Texas. The Company recently hired Kevin Meuth to lead this expansion. Mr. Meuth has decades of experience in the Houston market and was formerly the Houston Division President of one the largest public homebuilders in the U.S. Through Trophy Signature Homes, the Company plans to have homes under construction in Houston by the second quarter of 2020. Trophy Signature Homes currently builds and markets homes for sale to entry-level and first-time move-up buyers in the Dallas-Fort Worth Metroplex in Texas. As of September 30, 2019, the Company owned and controlled over 9,000 lots across its portfolio of Team Builders, approximately 1,600 of which have been allocated to the Trophy Signature Homes brand.

Assignment of Interests in Southgate Homes

On December 2, 2019, James M. Hankla assigned, effective November 30, 2019 (the “Hankla Assignment”), his fifty percent membership interest and forty-nine percent voting interest in Southgate Homes DFW LLC (“Southgate Homes”), a subsidiary of the Company, to a wholly-owned subsidiary of the Company. In connection with the Hankla Assignment, JBGL Ownership LLC, an indirect wholly-owned subsidiary of the Company, also assigned, effective November 30, 2019 (the “JBGL Assignment” and, together with the Hankla Assignment, the “Assignments”), its fifty percent membership interest and fifty-one percent voting interest in Southgate Homes to a wholly-owned subsidiary of the Company. As a result of the Assignments, Southgate Homes is now an indirect wholly-owned subsidiary of the Company.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K (“Form 8-K”) about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “predicts,” “potential,” “expects,” “future,” “positioned,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. These statements are based on assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances, as of the date of this Form 8-K. All such forward-looking statements involve estimates and assumptions that are subject to factors that could cause actual results to differ materially from the results expressed in the statements, and you should not place undue reliance on any such forward-looking statements. Factors that could cause actual results to differ are discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:    December 2, 2019